                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (earliest event reported): September 30, 1996

                                GDC GROUP, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Colorado                     0-15891                         84-0891674
--------------------------------------------------------------------------------
 (State or other         (Commission File Number)              (IRS Employer
 jurisdiction of                                          Identification number)
  incorporation)

1580 Lincoln St., Suite 900, Denver, Colorado 80203
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)


Registrant's telephone number, including area code (303) 840-6585
                                                   -----------------------------

DK Industries, Inc., 1580 Lincoln St., Suite 1125, Denver, Colorado 80203
--------------------------------------------------------------------------------
(Former name and former address of registrant)

                                     1 of 3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         --------------------------------

          None

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

          On September 30, 1996, GDC Holdings Corporation ("GDCH"), a wholly owned subsidiary of Registrant, completed a reorganization between it and TVIES, Inc. ("TVIES"), by which TVIES became a wholly owned subsidiary of GDCH. The acquisition was made from Haraldur Karlsson, 4010 Pecan Park Lane, Kingswood, TX, sole shareholder, director and president of TVIES. Consideration for the acquisition was 33,333 shares of restricted common stock of the Registrant, which represented .006% of the Registrant's issued and outstanding shares.
TVIES became a 100% owned subsidiary of GDCH.

          TVIES provides hazardous and industrial waste treatment and volume reduction services through the use of a proprietary soil washing process for a varied scope of contaminated soils, ranging from low level radioactive material to hydrocarbon contaminated soils. TVIES services primarily apply to remediation of land, or reclamation and development of industrial sites.

          Mr. Karlsson, the former sole stockholder of TVIES, Inc., was also, from June 1, 1996 through December 31, 1996, an employee of GDC Enviro-Solutions, Inc., a wholly owned subsidiary of GDCH.

          The information set forth in this Item 2 is a summary and is qualified in its entirety by the information contained in the Reorganization Plan dated September 30, 1996, which is attached as Exhibit 2.1 and incorporated herein by this reference.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
          --------------------------

          None

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          ---------------------------------------------

          None.

ITEM 5.   OTHER EVENTS
          ------------

          None

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS
          -------------------------------------

          John E. McConnaughy, Jr. resigned as a Director of registrant on July 10, 1997. Kathleen Elnaggar resigned as a Director of registrant on August 11, 1997.

                                     2 of 3

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (a)  Pro Forma Financial Information.
               --------------------------------

               Pro Forma Condensed Combined Balance Sheet for the Registrant at 9/30/96 (Unaudited), and Pro Forma Condensed Combined Statements of Operations for years ended 9/30/96 and 9/30/95 (Unaudited), see F-1 through F-3 attached.

               NOTE: Audited Financial Statements for the business acquired, TVIES, Inc., are available from the Registrant but are not material and are not included for the period from inception to 9/30/96.


          (b)  Exhibits.
               ---------

               (2.1) Reorganization Plan and List of Schedules.

ITEM 8.   CHANGE IN FISCAL YEAR
          ---------------------

          None

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GDC GROUP, INC.



Date: Oct. 24, 1997                   By: /s/   James W. Muzzy
                                          ------------------------------------
                                          James W. Muzzy, Vice President,
                                          Principal Financial Officer

                                     3 of 3

GDC Group, Inc.
Pro Forma Condensed Combined Balance Sheet
SEPTEMBER 30, 1996 (Unaudited):
------------------------------------------

                                                                          GDC Group, Inc.
                                                                             Pro Forma
                                   GDC Group,                 Pro Forma      Condensed
                                      Inc.       TVIES          Entries       Combined
                                   ----------  ---------      ---------   --------------
       ASSETS
       ------
Current Assets:
Cash & cash equivalents            $1,298,361                               $1,298,361
Accounts receivable, trade            412,248                                  412,248
Other receivables                     329,168                                  329,168
Inventory                             177,234                                  177,234
Prepaid expenses                      195,561                                  195,561
Other current assets                    4,936                                    4,936
                                   ----------  ---------      ---------     ----------
Total Current Assets                2,417,508          0              0      2,417,508

Property & equipment, net           7,129,967   $525,924                     7,655,891
Debt restructure costs, net           922,501                                  922,501
Other assets                          161,675                                  161,675
Due from TVIES, Inc.                  471,050            (C)  ($471,050)             0
                                  -----------  ---------      ---------     ----------
Total Assets                      $11,102,701   $525,924       $471,050    $11,157,575
                                  ===========  =========      =========    ===========

LIABILITIES & STOCKHOLDERS' EQUITY
----------------------------------
Current Liabilities:
Current portion, long-term debt    $4,254,724                               $4,254,724
Line of credit payable                241,726                                  241,726
Accounts payable, trade             2,718,932                                2,718,932
Accrued expenses                    1,036,881                                1,036,881
Due to GDC Group, Inc.                           471,050 (C)   (471,050)             0
                                  -----------  ---------      ---------     ----------
Total Current Liabilities           8,252,263    471,050       (471,050)     8,252,263
Long-term debt, net of current         95,552                                   95,552
Deferred income taxes                  82,145                                   82,145

Stockholders' Equity
Common stock par value                111,901         10 (A)        (10)       112,568
                                                         (B)        667
Additional paid-in capital          3,534,311    130,990 (A)   (130,990)     3,588,518
                                                         (B)     32,666
                                                         (D)     21,541

Retained earnings                    (973,471)   (76,126)(A)     76,126       (973,471)
                                  -----------  ---------      ---------     ----------
Total Stockholders' Equity          2,672,741     54,874              0      2,727,615
                                  -----------  ---------      ---------     ----------
Total Liabilities &
Stockholders' Equity              $11,102,701   $525,924      ($471,050)   $11,157,575
                                  ===========  =========      =========    ===========


Pro Forma Entries:
(A) Capital structure of TVIES is eliminated.
(B) 33,333 shares of GDC common stock is issued @ $1 per share.
(C) Intercompany balances are eliminated between GDC and TVIES.
(D) Additional paid-in capital is adjusted to the extent that assets acquired exceed liabilities assumed and common stock issued.

GDC Group, Inc.
Pro Forma Condensed Combined Statement of Operations
Year Ended September 30, 1996 (Unaudited):
----------------------------------------------------

                                                                   GDC Group, Inc.
                                                                      Pro Forma
                                GDC Group,              Pro Forma     Condensed
                                   Inc.        TVIES     Entries      Combined
                                ----------   ---------  ---------  ---------------
Contact revenue                 $ 6,493,508  $  90,000              $ 6,583,508
Cost of contact revenue           6,282,190     95,221                6,377,411
                                -----------  ---------  ---------   -----------
Gross Profit                        211,318     (5,221)         0       206,097
Selling, general & admin. exp.    3,363,292     70,905                3,434,197
                                -----------  ---------  ---------   -----------
Net Operating Income (Loss)      (3,151,974)   (76,126)         0    (3,228,100)

Other Income (Expenses):
Interest expense                   (934,041)                           (934,041)
Miscellaneous, net                 (283,401)                           (283,401)
                                -----------  ---------  ---------   -----------
Total Other Income (Expense)     (1,217,442)         0          0    (1,217,442)
                                -----------  ---------  ---------   -----------

Income (Loss) Before Taxes       (4,369,416)   (76,126)         0    (4,445,542)

Income (Taxes) Credit               631,975                             631,975
                                -----------  ---------  ---------   -----------

Net Income (Loss)               ($3,737,441)  ($76,126)        $0   ($3,813,567)
                                ===========  =========  =========   ===========

                                Pro forma income (loss) per share       ($2.146)
                                                                    ===========

                    Pro forma weighted average shares outstanding     1,776,945
                                                                    ===========

GDC Group, Inc.
Pro Forma Condensed Combined Statement of Operations
Year Ended September 30, 1995 (Unaudited):
----------------------------------------------------

                                                                    GDC Group, Inc.
                                                                       Pro Forma
                                 GDC Group,              Pro Forma     Condensed
                                    Inc.        TVIES     Entries      Combined
                                 ----------   ---------  ---------  ---------------
Contract revenue                 $8,628,165                          $8,628,165
Cost of contract revenue          5,544,236     $6,971                5,551,207
                                 ----------  ---------  ---------    ----------
Gross Profit                      3,083,929     (6,971)         0     3,076,958

Selling, general & admin. exp.    2,394,765          0                2,394,765
                                 ----------  ---------  ---------    ----------
Operating Income (Loss)             689,164     (6,971)         0       682,193

Other Income (Expenses):
Interest expense                   (563,188)                           (563,188)
Miscellaneous, net                  (75,557)                            (75,557)
                                 ----------  ---------  ---------    ----------
Total Other Income (Expenses)      (638,745)         0          0      (638,745)
                                 ----------  ---------  ---------    ----------

Income (Loss) Before Taxes
 and Cumulative Effect               50,419     (6,971)         0        43,448

Income (Taxes) Benefit              (20,362)                            (20,362)
                                 ----------  ---------  ---------    ----------

Income (Loss) Before
 Cumulative Effect of Change
 in Accounting Principle             30,057     (6,971)         0        23,086

Cumulative Effect in Prior Years
 Of Changing To Different
 depreciation method                298,672                             298,672
                                 ----------  ---------  ---------    ----------

Net Income (Loss)                  $328,729    ($6,971)        $0      $321,758
                                 ==========  =========  =========    ==========

                                Pro forma income (loss) per share        $0.247
                                                                     ==========

                    Pro forma weighted average shares outstanding     1,304,720
                                                                     ==========